UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered
 Management Investment Companies

Investment Company Act File Number: 811-604

Washington Mutual Investors Fund
(Exact name of registrant as specified in charter)

1101 Vermont Avenue, NW
Washington, DC 20005
(Address of principal executive offices)

Jennifer L. Butler
 Secretary
Washington Mutual Investors Fund
1101 Vermont Avenue, NW
Washington, DC 20005
(Name and address of agent for service)

Registrant's telephone number, including area code:   (202) 842-5665

Date of fiscal year end: April 30, 2012

Date of reporting period: April 30, 2012

ITEM 1.  Reports to Stockholders.

Annual report dated April 30, 2012

American Funds®

The right choice for the long term®

Washington Mutual Investors Fund℠

Special feature

Staying the course, for 60 years

▸ **See page 6**

Washington Mutual
Investors FundSM

Annual report for the year ended April 30, 2012
Washington Mutual Investors Fund seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

This Fund is one of the American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 80 years, Capital Research and Management CompanySM, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

On the cover: A bronze statue of George Washington, cast from the 18th-century marble original by French sculptor Jean-Antoine Houdon. The statue stands at George Washington University campus, Washington, D.C.

          In this report

          Special Feature

   6   Staying the course, for 60 years

         Contents

   1   Letter to investors

   3   The value of a long-term approach

   11 Investment portfolio

   15 Financial Statements

   30 Board of trustees, trustees emeritus, advisory board and other officers

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2012 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years
Reflecting 5.75% maximum sales charge	2.25%	0.19%	3.54%

The total annual Fund operating expense ratio is 0.62% for Class A shares as of the prospectus dated July 1, 2012 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Results for other share classes can be found on page 27.

Refer to the Fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the Fund.

Fellow investors:
For the third consecutive year, your Fund has achieved strong results. For the fiscal year ended April 30, 2012, the Fund’s total return was 5.8%, with regular income dividends of 64 cents per share (and a special dividend of 6 cents per share) reinvested. The Fund did not make a capital gain distribution during the year. The unmanaged Standard & Poor’s 500 Composite Index returned 4.7% in the same period. Over the course of the past three years, the Fund has delivered an average annual return of 18.7%.

The U.S. economy continues to expand, albeit slowly, growing at an annual rate of 1.7% in 2011. Gross domestic product (GDP) was up 3.0% on an annualized basis in the fourth quarter of 2011 and 1.9% in the first quarter of this year. The national economy has grown for 11 consecutive quarters. The unemployment rate has also been slowly but steadily improving. At the end of the first quarter of 2012, unemployment was 8.2%, down from 10% in October 2009, and is now at its lowest level since February 2009.

So far the recovery has been led by comparatively strong business spending on equipment and technology, as well as strong exports and corporate earnings. Private sector employment has also been increasing, but these job gains have been offset in part by declining government payrolls, particularly at the state and local levels. Consumer spending has also been increasing.

While the long-term need to confront the unsustainable level of increasing federal debt remains, the prospect of any political action with respect to our nation’s tax and spending policies and programs is most unlikely in an election year. The Federal Reserve remains committed to maintaining a low interest rate environment, and although commodity prices are somewhat volatile, the Fed believes that inflation is at an appropriately low level.

While the Fund has had strongly positive annual returns during this period of slow economic growth, the stock market has had periods of very high volatility. Nervousness and uncertainty about the future have triggered periodic market downturns, as investors react to negative news reports about some aspect of the U.S. economy, U.S. politics, the European sovereign debt crisis or other ongoing economic problems around the world. Even though it is difficult to be or stay confident, we note that U.S. economic fundamentals have improved and are reflected in the stock market’s upward trend over the past three years.

Since October 31, 2011, when we last reported to you, six new companies appeared in the Fund’s portfolio: Enbridge, Gilead Sciences, Parker Hannifin, Pioneer Natural Resources, Quest Diagnostics and Rockwell Collins. Eleven companies have been eliminated: Abbott Laboratories, Ameren, American Electric Power, Harley-Davidson, HSBC Holdings, Intel, Pitney Bowes, Southwest Airlines, Syngenta, United Parcel Service and Xcel Energy.

On December 31, 2011, Harry J. Lister retired from the Board of Trustees after 26 years of service. On June 30, 2012, James K. Dunton, who served the Fund as portfolio counselor for over 33 years, will retire from Capital Research and Management Company. We thank Harry and Jim for their long-term dedicated service. The Board of Trustees elected Michael W. Stockton, the Fund’s treasurer, to succeed Mr. Lister.

The Investment Adviser’s Report on page 2 provides more information on the Fund’s results, which appear below.

Average annual total returns for periods ended April 30, 2012,	1 year	5 years	10 years	Lifetime
with all distributions reinvested				(Since 7/31/52)
Washington Mutual Investors Fund (Class A shares)	5.8%	0.60%	4.5%	11.8%
Standard & Poor’s 500 Composite Index*	4.7	1.0	4.7	10.5
*The S&P 500 is unmanaged and, therefore, has no expenses.

Cordially,
	James H. Lemon, Jr.	Jeffrey L. Steele
	Vice Chairman of the Board	President of the Fund

June 1, 2012

For current information about the Fund, visit americanfunds.com.

Investment adviser’s report

Good stock selection of dividend-paying companies helped Washington Mutual Investors Fund outdistance the unmanaged Standard & Poor’s 500 Composite Index, the Fund’s traditional benchmark, during the 12 months ended April 30, 2012. A carefully chosen collection of financial stocks, including U.S. Bancorp (+24.6%), American Express (+22.7%) and Wells Fargo (+14.8%), and consumer discretionary stocks led by Home Depot (+39.5%), made solid contributions to portfolio results.

Other dividend-paying stocks among the Fund’s largest holdings helped the Fund, including Merck (+9.2%), Union Pacific (+8.7%) and Verizon (+6.9%). Washington Mutual Investors Fund had 2% to 4% of its total assets in cash and equivalents during the year. The Fund’s requirement to be fully invested allowed it to participate in the stronger market of the last six months of the fiscal year.

Large holdings that had below-market returns were Royal Dutch Shell (–6.4%), Boeing (–3.7%) and Chevron (–2.6%).

The Fund’s five largest investment sectors at fiscal year-end as a percentage of net assets were industrials (18.3%), energy (13.2%), health care (11.9%), financials (10.0%) and consumer discretionary (9.5%).

Over the long term, the Fund has continued to outpace the S&P 500. As the chart on page 1 shows, for its nearly 60-year lifetime, Washington Mutual Investors Fund had an average annual total return of 11.8%, compared with 10.5% for the S&P 500. The chart also shows returns over five- and 10-year periods.

Dividends continue to be on the rise again this year. Of the Fund’s portfolio of about 100 companies, 77 increased their dividend in the past year and 74 have paid uninterrupted dividends for at least 25 years. In March, 15 major banks got permission from the Federal Reserve to increase their dividends and also take other steps that will make their stocks more attractive to investors.

Tax laws affecting dividends are set to expire at the end of 2012, and the 15% tax rates may rise for dividends in 2013. At this time, it is uncertain how dividends will be taxed next year. The uncertainty is causing some company managements to hold on to their cash reserves until they know more about the government’s tax policy. It is important to remember that a large number of our investors hold their dividend-paying mutual funds inside a retirement plan, which means any gains won’t be taxed until money in the plan is withdrawn.

Looking at the year ahead, many U.S companies are predicting healthy earnings with balance sheets in good shape. However, questions remain about a slowing economy in China and the continuing financial crisis in Europe. Our worldwide team of portfolio counselors and investment analysts will monitor developments closely during the coming months. Our confidence is high that these seasoned investment professionals will continue to work hard to select the portfolio needed for these challenging times.

— Capital Research and Management Company

WASHINGTON MUTUAL INVESTORS FUND
MOUNTAIN CHART AND INDEX PLOT POINTS

Results of a $10,000 investment in WMIF, the S&P500, and the CPI.
July 31, 1952 through April 30, 2012

Year	CAPITAL VALUE		TOTAL VALUE
ended	Dividends in		Dividends		TOTAL
April 30	Cash	WMIF6	Reinvested	WMIF4	RETURN	S&P500	CPI7

07/31/52		$9,425		$9,425		$10,000	$10,000
19533	$170	9,161	$170	9,330	-6.7%	10,094	9,963
1954	434	10,773	449	11,494	23.2	12,282	10,037
1955	500	14,665	542	16,288	41.7	17,295	10,000
1956	580	17,851	654	20,565	26.3	22,938	10,075
1957	647	18,304	756	21,877	6.4	22,520	10,449
1958	680	16,928	825	21,055	-3.8	22,269	10,824
1959	701	24,125	885	31,071	47.6	30,569	10,861
1960	728	21,871	948	29,041	-6.5	29,850	11,049
1961	815	26,300	1,097	36,167	24.5	37,071	11,161
1962	824	26,592	1,146	37,654	4.1	38,158	11,311
1963	891	28,838	1,279	42,278	12.3	42,296	11,423
1964	923	31,149	1,369	47,109	11.4	49,698	11,573
1965	956	36,940	1,462	57,490	22.0	57,450	11,760
1966	1,048	38,487	1,648	61,603	7.2	60,563	12,097
1967	1,176	39,424	1,906	65,270	6.0	64,731	12,397
1968	1,331	42,481	2,231	72,692	11.4	69,365	12,884
1969	1,516	48,408	2,627	85,576	17.7	75,988	13,596
1970	1,605	39,049	2,874	71,603	-16.3	61,834	14,419
1971	1,711	48,769	3,193	93,387	30.4	81,718	15,019
1972	1,779	47,991	3,455	95,521	2.3	87,267	15,543
1973	1,818	43,290	3,671	89,522	-6.3	89,214	16,330
1974	1,858	40,682	3,907	87,956	-1.7	77,959	17,978
1975	2,185	42,855	4,828	98,315	11.8	79,061	19,813
1976	2,350	53,771	5,498	129,949	32.2	95,785	21,011
1977	2,510	55,449	6,171	140,348	8.0	96,702	22,472
1978	2,658	54,228	6,849	144,340	2.8	100,121	23,933
1979	2,870	58,180	7,785	163,075	13.0	110,959	26,442
1980	3,203	56,032	9,167	165,848	1.7	122,446	30,337
1981	4,784	72,410	14,603	230,424	38.9	160,796	33,371
1982	4,097	69,851	13,327	235,768	2.3	148,977	35,543
1983	4,497	101,855	15,517	362,293	53.7	221,825	36,929
1984	4,840	100,116	17,527	373,509	3.1	225,698	38,614
1985	5,465	115,473	20,783	452,498	21.1	265,541	40,037
1986	6,110	152,209	24,380	623,768	37.9	361,778	40,674
1987	6,781	180,960	28,228	771,949	23.8	457,672	42,210
1988	7,116	167,083	30,815	742,856	-3.8	427,911	43,858
1989	6,183	198,139	27,838	911,609	22.7	525,847	46,105
1990	8,920	202,429	41,689	971,051	6.5	581,168	48,277
1991	9,136	222,016	44,574	1,113,747	14.7	683,361	50,637
1992	8,319	244,607	42,315	1,272,372	14.2	779,015	52,247
1993	8,468	268,131	44,625	1,442,389	13.4	850,855	53,933
1994	8,583	266,513	46,719	1,479,112	2.5	896,027	55,206
1995	9,790	301,054	55,060	1,730,694	17.0	1,052,264	56,891
1996	10,008	381,514	58,187	2,256,894	30.4	1,369,880	58,539
1997	10,506	455,551	62,763	2,763,032	22.4	1,714,024	60,000
1998	11,033	628,864	67,443	3,890,253	40.8	2,417,442	60,861
1999	11,527	707,654	71,812	4,458,483	14.6	2,945,129	62,247
2000	11,935	646,507	75,684	4,148,130	-7.0	3,243,332	64,157
2001	13,153	719,687	85,030	4,709,580	13.5	2,822,817	66,255
2002	13,116	700,823	86,458	4,674,962	-0.7	2,466,687	67,341
2003	13,345	593,597	89,753	4,050,310	-13.4	2,138,513	68,839
2004	13,383	717,050	92,016	4,989,599	23.2	2,627,509	70,412
2005	14,846	749,077	104,079	5,316,457	6.5	2,793,876	72,884
2006	15,614	830,885	111,648	6,013,586	13.1	3,224,286	75,468
2007	16,895	952,250	123,209	7,027,094	16.9	3,715,238	77,410
2008	19,026	879,074	141,440	6,620,450	-5.8	3,541,391	80,458
2009	19,946	558,444	151,683	4,336,342	-34.5	2,291,662	79,865
2010	19,028	728,430	149,470	5,823,177	34.3	3,181,146	81,651
2011	19,028	836,115	153,634	6,858,187	17.8	3,729,400	84,234
2012	19,733	862,896	163,421	7,258,271	5.8	3,905,750	86,174
	393,677		2,333,121

						Fund's lifetime
						average annual
						compound
						return:
						11.7%

The results shown are before taxes on Fund distributions and sale of Fund shares.

The market indexes are unmanaged and, therefore, have no expenses.

1 As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2 The maximum initial sales charge was 8.5% prior to July 1, 1988.

3 For the period July 31, 1952 (when the Fund began operations) through April 30, 1953.

4 Total value includes reinvested dividends of $2,333,121 and reinvested capital gain distributions of $2,747,465.

5 The S&P 500 cannot be invested in directly.

6 Capital value includes reinvested capital gain distributions of $464,101 but does not reflect income dividends of
$393,677 taken in cash.

7 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The value of a long-term perspective
Staying the course, for 60 years
Dramatic ups and downs in the stock markets ... bubbles bursting ... banks in trouble ... high unemployment. While the picture has improved since the market low in March 2009, the period since the new millennium began has been the most volatile since the 1920s and '30s — and for some of the same reasons.

Fortunately, Washington Mutual Investors Fund was founded 60 years ago on solid principles developed in the wake of the Great Depression. Its objective, as stated in the prospectus, is "to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing."

The Fund’s strict quality standards (the "Investment Standards") — which evolved from requirements originally established by the U.S. District Court for the District of Columbia to ensure prudent investment of trust funds — have played a considerable role, over the decades, in helping tens of thousands of shareholders achieve their goals.

"The Investment Standards seek to identify high-quality companies and help to reduce volatility," observes James Lemon, vice chairman of the Fund’s board. "Washington Mutual Investors Fund, historically, has emphasized the largest and best-run U.S. companies with long records of earning profits and paying dividends. Look through the portfolio. You’ll find that you are familiar with most of the names."

More than a few of the companies currently held by the Fund were also in the portfolio at its inception in 1952. They include AT&T, Caterpillar, Coca-Cola, John Deere, DuPont, General Electric, International Business Machines and Merck, among others. What’s more, many of today’s holdings have been in operation at least as long. Companies that endure tend to be dominant in their industries and earn profits from all over the world. Their earnings are often reliable enough to support regular dividend growth. More than 75% of the companies in the Fund’s portfolio increased their dividends last year.

"Dividends help to mitigate volatility and create a cushion during down markets," notes portfolio counselor Alan Berro. "It’s a sign of long-term confidence when companies raise their dividends. The discipline of rewarding investors regularly helps to keep management focused on how cash flows are used and sustained."

A strong dividend record is required for the vast majority of companies to be included on Washington Mutual Investors Fund’s "Eligible List" of companies that meet the Investment Standards. Another is a healthy balance sheet, showing that a company has typically earned more than it paid out and kept its debt at manageable levels.

"Of course, over the past six decades some industry sectors have changed dramatically. Just 15 years ago, most phones were still attached to walls. These shifts have been gradually reflected in the market — and in the Fund’s Eligible List," Alan continues. "From time to time the Fund’s board has made minor changes in the Investment Standards to keep in step with the market — allowing up to 10% of assets to be invested in companies based outside the United States, for instance. However, non-U.S. firms must meet all the other fundamental criteria required of U.S.-based companies, as well as some additional requirements."

Approximately 500 companies qualify for the Fund’s Eligible List. By way of comparison, there are approximately 2,800 companies listed on the New York Stock Exchange, a number which has varied from under 800 to more than 3,300 over the past 60 years. Of course, it’s up to the investment professionals to choose which of the qualifying stocks to buy and in what proportions. At the end of the Fund’s April 30, 2012 fiscal year, the Fund held shares in just over 100 of them (or roughly 20% of those that survived the initial filtering process and made it to the Eligible List).

Back in 1952, managing the Fund’s assets was a one-person job. A few years later, Capital Research and Management Company — the Fund’s investment adviser — pioneered an approach known as the Multiple Portfolio Counselor System¨. This method, adopted by Washington Mutual Investors Fund in 1959, involves dividing the Fund’s assets among several professionals who manage their portions independently. Today, the Fund has six portfolio counselors, with a median of 20 years of investment experience. The Fund also benefits from the insights of the Capital organization’s global network of more than 130 investment analysts — especially useful in understanding how the largest U.S. companies stack up against overseas competitors.

One of the most significant advantages of the system is that transitions are seamless. When a counselor retires or changes responsibilities, his or her portion of the portfolio is split among the other counselors. It also allows the Fund to add new counselors from time to time without disrupting operations.

Another advantage is that it enables portfolio counselors to focus on their very best ideas and strongest convictions. Portfolio counselor Ron Morrow acknowledges, "If one person managed this portfolio, he or she would need to follow all the companies on the Eligible List, as well as the significant competitors of those companies, then put their top 100 ideas to work. As an investor, how enthusiastic would you be about someone’s 100th choice?"

"The Multiple Portfolio Counselor System is especially valuable to this Fund because of the diversity of holdings on the Eligible List," Ron continues. "For example, I have more of a growth bias and tend to focus on companies I think have strong growth potential, which in turn could accelerate the growth of dividends in the Fund. One of my colleagues, on the other hand, may take a more conservative stance and favor established firms with a history of steady dividend payments. Our different approaches leave the Fund better positioned to potentially benefit in terms of growth and income."

One thing portfolio counselors can’t do is keep the Fund’s assets in cash. Since the beginning, Washington Mutual Investors Fund has maintained a "fully invested" policy: At least 95% of assets must be invested in stocks at all times. This means that while the Fund will periodically feel the impact of strong market shocks, it will still be protected to a degree by its quality standards. It also ensures that investors won’t be "out of the market" when things improve, which can happen very quickly and make a huge difference.

As portfolio counselor Jeff Lager says, "One of the worst mistakes investors can make is to try to ‘time the market’ by jumping in and out of stocks. Our focus is on identifying high-quality companies with attractive future prospects that are selling for reasonable prices. Staying fully invested enables us to stick with these companies and potentially benefit over the long haul, without the distractions of short-term fluctuations."

For most people, the ultimate long-term investment goal is retirement. Back in 1952, no one could have anticipated that mutual funds in general and Washington Mutual Investors Fund in particular would become so important to retirement planning. Since the introduction of tax-deferred retirement plans for small business owners in the late 1960s — and more significantly, the debut of individual retirement accounts and 401k plans in the early 1980s — corporate pension programs have largely vanished. The majority of Americans are now responsible for building their own retirement nest eggs.

These days, people are living longer and retiring earlier than they did when the Fund commenced operations. In the 1950s, the average retirement age was 67; the average life expectancy was 68.6. Today, on average, men retire at 64 and women at 62. Should you live to be 65, there’s a good chance you’ll live for another 18 years or so.

"You might well live for decades after retiring," notes Harry Lister, a former trustee of Washington Mutual Investors Fund. "So you have to take the long view. Retirees will most likely need income and growing principal to help them stay ahead of inflation. In today’s low interest rate environment, achieving these combined goals has become a challenge. Because the Fund strives to produce income and growth, it is appropriate to serve as a portion of a retiree’s savings plan. Historically, Washington Mutual Investors Fund has achieved its objectives while being less volatile than the stock market, a real help because as we grow older there is less time to recover savings lost during periods of volatility. Today, there are hundreds of thousands of retirement plan accounts invested in the Fund."

Investment portfolio April 30, 2012

Industry sector diversification	Percent of	Ten largest holdings	Percent of
	net assets		net assets
Industrials	18.27%	Chevron	5.58%
Energy	13.15	Merck	3.80
Health care	11.89	Royal Dutch Shell	3.71
Financials	10.03	Verizon	3.57
Consumer discretionary	9.53	Home Depot	3.16
Consumer staples	8.21	Wells Fargo	3.04
Information technology	7.95	Boeing	2.82
Telecommunication services	6.00	Union Pacific	2.45
Utilities	5.38	American Express	2.35
Materials	4.66	AT&T	2.15
Miscellaneous	1.17
Short-term securities & other assets less liabilities	3.76

		Value	Percent of
Common stocks — 96.24%	Shares	(000)	net assets
Energy — 13.15%
Baker Hughes Inc.	1,250,000	$55,137	0.10%
Chevron Corp.	28,831,800	3,072,317	5.58
ConocoPhillips	8,010,000	573,756	1.04
Enbridge Inc.	5,375,000	225,159	0.41
Hess Corp.	2,140,000	111,580	0.2
Marathon Oil Corp.	2,500,000	73,350	0.13
Pioneer Natural Resources Co.	3,950,000	457,489	0.83
Royal Dutch Shell PLC, Class A (ADR)	886,700	63,435
Royal Dutch Shell PLC, Class B (ADR)	26,990,000	1,979,986	3.71
Schlumberger Ltd.	5,097,900	377,958	0.69
Technip SA (ADR)	8,940,000	253,717	0.46
		7,243,884	13.15

Materials — 4.66%
Air Products and Chemicals, Inc.	2,400,000	205,176	0.37
Dow Chemical Co.	33,092,826	1,121,185	2.03
E.I. du Pont de Nemours and Co.	4,400,000	235,224	0.43
MeadWestvaco Corp.	6,435,000	204,762	0.37
Nucor Corp.	7,700,000	301,917	0.55
Potash Corp. of Saskatchewan Inc.	3,180,000	135,086	0.25
Praxair, Inc.	3,020,000	349,414	0.63
Sigma-Aldrich Corp.	200,000	14,180	0.03
		2,566,944	4.66

Industrials — 18.27%
Boeing Co.	20,210,000	1,552,128	2.82
Caterpillar Inc.	2,800,000	287,756	0.52
CSX Corp.	19,000,000	423,890	0.77
Deere & Co.	1,700,000	140,012	0.25
Eaton Corp.	8,300,000	399,894	0.73
Emerson Electric Co.	7,520,000	395,101	0.72
General Dynamics Corp.	2,950,000	199,125	0.36
General Electric Co.	36,300,000	710,754	1.29
Honeywell International Inc.	360,000	21,838	0.04
Illinois Tool Works Inc.	2,920,000	167,550	0.3

		Value	Percent of
	Shares	(000)	net assets
Industrials (continued)
Lockheed Martin Corp.	11,590,000	$1,049,359	1.90%
Norfolk Southern Corp.	8,000,000	583,440	1.06
Northrop Grumman Corp.	12,475,000	789,418	1.43
Parker Hannifin Corp.	2,400,000	210,456	0.38
Precision Castparts Corp.	90,000	15,873	0.03
Rockwell Automation	2,000,000	154,680	0.28
Rockwell Collins, Inc.	4,900,000	273,861	0.5
Siemens AG (ADR)	735,000	68,259	0.12
Union Pacific Corp.	12,000,500	1,349,336	2.45
United Technologies Corp.	8,620,000	703,737	1.28
W.W. Grainger, Inc.	525,000	109,105	0.2
Waste Management, Inc.	13,500,000	461,700	0.84
		10,067,272	18.27

Consumer discretionary — 9.53%
Amazon.com, Inc.1	2,779,000	644,450	1.17
Home Depot, Inc.	33,671,000	1,743,821	3.16
Johnson Controls, Inc.	13,195,000	421,844	0.77
Lowe’s Companies, Inc.	6,400,000	201,408	0.37
McDonald’s Corp.	9,075,000	884,359	1.6
McGraw-Hill Companies, Inc.	13,239,100	650,966	1.18
VF Corp.	4,200,000	638,610	1.16
Walt Disney Co.	1,500,000	64,665	0.12
		5,250,123	9.53

Consumer staples — 8.21%
Avon Products, Inc.	4,400,000	95,040	0.17
Coca-Cola Co.	13,960,000	1,065,427	1.93
Colgate-Palmolive Co.	1,860,000	184,028	0.34
Costco Wholesale Corp.	950,000	83,762	0.15
Kraft Foods Inc., Class A	24,765,000	987,381	1.79
Nestlé SA (ADR)	7,630,000	466,498	0.85
PepsiCo, Inc.	8,700,000	574,200	1.04
Procter & Gamble Co.	13,860,800	882,101	1.6
Unilever NV (New York registered)	5,460,000	187,551	0.34
		4,525,988	8.21

Health care — 11.89%
Aetna Inc.	7,352,400	323,800	0.59
Baxter International Inc.	14,185,000	785,991	1.43
Bristol-Myers Squibb Co.	25,180,000	840,257	1.53
Cardinal Health, Inc.	17,270,000	730,003	1.32
Eli Lilly and Co.	3,000,000	124,170	0.23
Gilead Sciences, Inc.1	3,500,000	182,035	0.33
Johnson & Johnson	17,220,000	1,120,850	2.03
Merck & Co., Inc.	53,425,000	2,096,397	3.8
Pfizer Inc	1,450,000	33,248	0.06
Quest Diagnostics Inc.	3,015,000	173,935	0.32
UnitedHealth Group Inc.	2,500,000	140,375	0.25
		6,551,061	11.89

		Value	Percent of
	Shares	(000)	net assets
Financials — 10.03%
Allstate Corp.	5,050,000	$168,316	0.31%
American Express Co.	21,550,000	1,297,525	2.35
Charles Schwab Corp.	5,260,000	75,218	0.14
Chubb Corp.	2,500,000	182,675	0.33
Citigroup Inc.	4,000,000	132,160	0.24
Goldman Sachs Group, Inc.	4,992,000	574,829	1.04
JPMorgan Chase & Co.	4,718,700	202,810	0.37
M&T Bank Corp.	1,250,000	107,837	0.2
Marsh & McLennan Companies, Inc.	8,155,000	272,785	0.49
Moody’s Corp.	2,450,000	100,328	0.18
PNC Financial Services Group, Inc.	3,240,000	214,877	0.39
Toronto-Dominion Bank	1,550,000	130,898	0.24
U.S. Bancorp	12,160,000	391,187	0.71
Wells Fargo & Co.	50,048,100	1,673,108	3.04
		5,524,553	10.03

Information technology — 7.95%
Apple Inc.1	1,665,000	972,760	1.76
Automatic Data Processing, Inc.	2,040,000	113,465	0.21
Google Inc., Class A1	380,000	229,987	0.42
International Business Machines Corp.	815,000	168,770	0.31
Linear Technology Corp.	8,758,000	286,474	0.52
Microsoft Corp.	36,445,000	1,166,969	2.12
Oracle Corp.	28,380,000	834,088	1.51
Paychex, Inc.	500,000	15,490	0.03
Texas Instruments Inc.	18,542,500	592,248	1.07
		4,380,251	7.95

Telecommunication services — 6.00%
AT&T Inc.	36,035,000	1,185,912	2.15
CenturyLink, Inc.	3,920,000	151,155	0.28
Verizon Communications Inc.	48,770,000	1,969,333	3.57
		3,306,400	6.00

Utilities — 5.38%
Dominion Resources, Inc.	8,900,000	464,491	0.84
Duke Energy Corp.	15,375,000	329,486	0.6
Edison International	2,600,000	114,426	0.21
Exelon Corp.	6,675,000	260,392	0.47
FirstEnergy Corp.	7,750,000	362,855	0.66
National Grid PLC (ADR)	8,365,000	452,463	0.82
PG&E Corp.	16,520,000	729,853	1.33
PPL Corp.	2,500,000	68,375	0.12
Southern Co.	4,000,000	183,760	0.33
		2,966,101	5.38

Miscellaneous — 1.17%
Other common stocks in initial period of acquisition		644,511	1.17

Total common stocks (cost: $39,953,117,000)		53,027,088	96.24

	Principal amount	Value	Percent of
Short-term securities — 3.75%	(000)	(000)	net assets
Bank of New York Co., Inc. 0.10%–0.11% due 5/1–5/21/20122	$77,700	$77,698	0.14%
Chariot Funding, LLC 0.15% due 6/15/20122	37,550	37,543	0.07
Coca-Cola Co. 0.13%–0.15% due 5/16–6/5/20122	100,000	99,993	0.18
Emerson Electric Co. 0.13% due 5/30–5/31/20122	50,000	49,995	0.09
Fannie Mae 0.08% due 5/21/2012	39,750	39,748	0.07
Federal Farm Credit Banks 0.15% due 9/28/2012	30,000	29,982	0.05
Federal Home Loan Bank 0.06%–0.15% due 5/4-8/13/2012	660,256	660,192	1.2
Freddie Mac 0.05%–0.15% due 5/7–11/6/2012	250,369	250,332	0.45
General Electric Capital Corp. 0.15% due 5/21/2012	35,000	34,997
General Electric Co. 0.11% due 5/1/2012	37,700	37,700	0.13
Google Inc. 0.11% due 6/18/20122	40,500	40,494	0.07
Johnson & Johnson 0.09% due 5/3/20122	25,700	25,700	0.05
Merck & Co. Inc. 0.12% due 6/25/20122	24,700	24,697	0.05
Paccar Financial Corp. 0.12%–0.13% due 5/8–5/18/2012	37,500	37,497	0.07
Private Export Funding Corp. 0.14% due 5/17/20122	35,000	34,998	0.06
Procter & Gamble Co. 0.12% due 6/27/20122	5,800	5,799	0.01
Straight-A Funding LLC 0.18% due 6/1–6/4/20122	55,000	54,993	0.1
U.S. Treasury Bills 0.053%–0.138% due 5/10–8/30/2012	388,800	388,736	0.71
Variable Funding Capital Company LLC 0.13%–0.15% due 5/15–5/23/20122	100,000	99,990	0.18
Wal-Mart Stores, Inc. 0.07%–0.09% due 5/7–5/17/20122	35,500	35,499	0.07

Total short-term securities (cost: $2,066,553,000)		2,066,583	3.75

Total investment securities (cost: $42,019,670,000)		55,093,671	99.99
Other assets less liabilities		6,165	0.01

Net assets		$55,099,836	100.00%

As permitted by U.S. Securities and Exchange Commission (SEC) regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1 Security did not produce income during the last 12 months.
2 Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $587,399,000, which represented 1.07% of the net assets of the Fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to financial statements

Financial statements
Statement of assets and liabilities at April 30, 2012	(dollars in thousands)

Assets:
Investment securities, at value (cost: $42,019,670)		$55,093,671
Cash		2,035
Receivables for:
Sales of investments	$126,414
Sales of Fund’s shares	61,280
Dividends	93,550	281,244
		55,376,950
Liabilities:
Payables for:
Purchases of investments	161,627
Repurchases of Fund’s shares	75,292
Management services	10,828
Services provided by related parties	25,608
Trustees’ and advisory board’s deferred compensation	3,508
Other	251	277,114
Net assets at April 30, 2012		$55,099,836

Net assets consist of:
Capital paid in on shares of beneficial interest		$43,901,855
Undistributed net investment income		310,312
Accumulated net realized loss		(2,186,332)
Net unrealized appreciation		13,074,001
Net assets at April 30, 2012		$55,099,836

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,801,950 total shares outstanding)
		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$40,566,415	1,325,346	$30.61
Class B	511,500	16,817	30.42
Class C	1,793,607	59,173	30.31
Class F-1	2,575,323	84,367	30.53
Class F-2	880,696	28,777	30.6
Class 529-A	1,261,615	41,281	30.56
Class 529-B	78,953	2,594	30.44
Class 529-C	349,241	11,491	30.39
Class 529-E	67,059	2,203	30.44
Class 529-F-1	68,841	2,256	30.51
Class R-1	85,554	2,817	30.37
Class R-2	711,678	23,491	30.3
Class R-3	1,442,888	47,421	30.43
Class R-4	1,556,243	51,018	30.5
Class R-5	1,235,945	40,388	30.6
Class R-6	1,914,278	62,510	30.62

See Notes to financial statements

Statement of operations for the year ended April 30, 2012	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $5,938)	$1,545,067
Interest	1,719	$1,546,786

Fees and expenses*:
Investment advisory services	101,579
Business management services	23,713
Distribution services	143,454
Transfer agent services	61,238
Administrative services	7,363
Reports to shareholders	2,632
Registration statement and prospectus	653
Trustees’ and advisory board’s compensation	1,648
Auditing and legal	256
Custodian	137
State and local taxes	—†
Other	1,898	344,571
Net investment income		1,202,215

Net realized gain and unrealized depreciation on investments:
Net realized gain on investments		2,059,717
Net unrealized depreciation on investments		(368,138)
Net realized gain and unrealized depreciation on investments		1,691,579
Net increase in net assets resulting from operations		$2,893,794

* Additional information related to class-specific fees and expenses is included in the Notes to financial statements.
†Amount less than one thousand.

Statements of changes in net assets	(dollars in thousands)

	Year ended April 30
	2012	2011
Operations:
Net investment income	$1,202,215	$1,285,967
Net realized gain on investments	2,059,717	2,288,945
Net unrealized (depreciation) appreciation on investments	(368,138)	4,652,022
Net increase in net assets resulting from operations	2,893,794	8,226,934

Dividends paid to shareholders from net investment income	(1,234,580)	(1,243,402)

Net capital share transactions	(1,185,954)	(3,276,827)

Total increase in net assets	473,260	3,706,705

Net assets:
Beginning of year	54,626,576	50,919,871
End of year (including undistributed net investment income: $310,312 and $342,771, respectively)	$55,099,836	$54,626,576

See Notes to financial statements

Notes to financial statements
1. Organization

Washington Mutual Investors Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The Fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes may be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The Fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales	Conversion feature
charge upon redemption
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions	None
within one year of purchase without an
initial sales charge)
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions	Classes B and 529-B convert to
		within six years of purchase	Classes A and 529-A, respectively,
after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1
after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the Fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.
2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.
3. Valuation
Capital Research and Management Company ("CRMC"), the Fund’s investment adviser, values the Fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the Fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The Fund’s investment adviser uses the following methods and inputs to establish the fair value of the Fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the following inputs: benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads, interest rate volatilities, and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data.

When the Fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the Fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the Fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the Fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission (SEC) rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure— The Fund’s board of trustees has delegated authority to the Fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the "Fair Valuation Committee") to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The Fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The Fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The Fund’s investment adviser classifies the Fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the Fund’s valuation levels as of April 30, 2012 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Energy	$7,243,884	$ —	$—	$7,243,884
Materials	2,566,944	—	—	2,566,944
Industrials	10,067,272	—	—	10,067,272
Consumer discretionary	5,250,123	—	—	5,250,123
Consumer staples	4,525,988	—	—	4,525,988
Health care	6,551,061	—	—	6,551,061
Financials	5,524,553	—	—	5,524,553
Information technology	4,380,251	—	—	4,380,251
Telecommunication services	3,306,400	—	—	3,306,400
Utilities	2,966,101	—	—	2,966,101
Miscellaneous	644,511	—	—	644,511
Short-term securities	—	2,066,583	—	2,066,583
Total	$53,027,088	$2,066,583	$—	$55,093,671

4. Risk factors

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the Fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the Fund.

Investing in income-oriented stocks — Income provided by the Fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the Fund invests.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Management — The investment adviser to the Fund actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The Fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended April 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

The Fund is not subject to examination by U.S. federal tax authorities or state tax authorities for tax years before 2008.

Non-U.S. taxation — Dividend income is recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes.

During the year ended April 30, 2012, the Fund reclassified $179,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $85,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized after April 30, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of April 30, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$313,820
Post-October capital loss deferral*	(31,482)
Capital loss carryforward expiring 2018†	(2,108,139)
Gross unrealized appreciation on investment securities	13,482,827
Gross unrealized depreciation on investment securities	(455,537)
Net unrealized appreciation on investment securities	13,027,290
Cost of investment securities	42,066,381
*This deferral is considered incurred in the subsequent year.
†Reflects the utilization of capital loss carryforward of $2,077,162,000. The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended April 30
Share class	2012	2011
Class A	$942,606	$973,632
Class B	10,458	17,996
Class C	29,323	31,980
Class F-1	52,121	45,199
Class F-2	19,105	13,696
Class 529-A	26,794	24,426
Class 529-B	1,382	2,077
Class 529-C	5,123	5,071
Class 529-E	1,282	1,209
Class 529-F-1	1,581	1,488
Class R-1	1,291	1,288
Class R-2	11,701	12,373
Class R-3	27,866	27,915
Class R-4	32,794	30,535
Class R-5	28,730	25,113
Class R-6	42,423	29,404
Total	$1,234,580	$1,243,402

6. Fees and transactions with related parties
Business management services — The Fund has a business management agreement with Washington Management Corporation ("WMC"). Under this agreement, WMC provides services necessary to carry on the Fund’s general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the Fund’s contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. Under the agreement, all expenses chargeable to the Class A shares of the Fund, including compensation to the business manager, shall not exceed 1% of the Class A average net assets of the Fund on an annual basis. The agreement provides for monthly fees, accrued daily, based on a series of decreasing annual rates beginning with 0.117% on the first $3 billion of daily net assets and decreasing to 0.0375% on such assets in excess of $44 billion. For the year ended April 30, 2012, the business management services fee was $23,713,000, which was equivalent to an annualized rate of 0.046% of average daily net assets. During the year ended April 30, 2012, WMC paid the Fund’s investment adviser $1,404,000 for performing various fund accounting services for the Fund and for The American Funds Tax-Exempt Series I, another registered investment company for which WMC serves as business manager. Johnston, Lemon & Co. Incorporated ("JLC"), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated (parent company of WMC), earned $463,000 on its retail sales of shares, including payments under the distribution plans of the Fund. JLC received no brokerage commissions resulting from the purchases and sales of securities for the investment account of the Fund.

Investment advisory services — CRMC, the Fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the Fund’s shares, and American Funds Service Company® ("AFS"), the Fund’s transfer agent. The Fund has an investment advisory agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.225% on the first $3 billion of daily net assets and decreasing to 0.177% on such assets in excess of $89 billion. For the year ended April 30, 2012, the investment advisory services fee was $101,579,000, which was equivalent to an annualized rate of 0.198% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The Fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell Fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of April 30, 2012, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The Fund has a shareholder services agreement with AFS under which the Fund compensates AFS for providing transfer agent services to each of the Fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the Fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of Fund shareholders.

During the period May 1, 2011, through December 31, 2011, only Class A and B shares were subject to the shareholder services agreement with AFS. During this period, AFS and other third parties were compensated for providing transfer agent services to Class C, F, R and 529 shares through the fees paid by the Fund to CRMC under the Fund’s administrative services agreement with CRMC as described in the administrative services section on the following page; CRMC paid for any transfer agent services expenses in excess of 0.10% of the respective average daily net assets of each of such share classes.

Effective January 1, 2012, the shareholder services agreement was modified to include Class C, F, R and 529 shares and payment for transfer agent services for such classes under the administrative services agreement terminated. Under this structure, transfer agent services expenses for some classes may exceed 0.10% of average daily net assets, resulting in an increase in expenses paid by some share classes.

For the year ended April 30, 2012, the total transfer agent services fee paid under these agreements was $61,238,000, of which $55,351,000 was paid by the Fund to AFS and $5,887,000 was paid by the Fund to CRMC through its administrative services agreement with the Fund. Amounts paid to CRMC by the Fund were then paid by CRMC to AFS and other third parties.

Administrative services — The Fund has an administrative services agreement with CRMC under which the Fund compensates CRMC for providing administrative services to Class A, C, F, R and 529 shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to Fund shareholders.

During the period May 1, 2011, through December 31, 2011, the agreement applied only to Class C, F, R and 529 shares. The agreement also required CRMC to arrange for the provision of transfer agent services for such share classes, which paid CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) of their respective average daily net assets. During this period, up to 0.05% of these fees were used to compensate CRMC for performing administrative services; all other amounts paid under this agreement were used to compensate AFS and other third parties for transfer agent services.

Effective January 1, 2012, the administrative services agreement with CRMC was modified to include Class A shares. Under the revised agreement, Class A shares pay an annual fee of 0.01% and Class C, F, R and 529 shares pay an annual fee of 0.05% of their respective average daily net assets to CRMC for administrative services. Fees for transfer agent services are no longer included as part of the administrative services fee paid by the Fund to CRMC.

For the year ended April 30, 2012, total fees paid to CRMC for performing administrative services were $7,363,000.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

Class-specific expenses under the agreements described above for the year ended April 30, 2012, were as follows (dollars in thousands):

	Distribution	Transfer agent	Administrative	529 plan
Share class	services	services	services	services
Class A	$91,447	$47,936	$1,314	Not applicable
Class B	6,506	797	Not applicable	Not applicable
Class C	17,538	2,053	806	Not applicable
Class F-1	5,345	2,222	1,046	Not applicable
Class F-2	Not applicable	689	339	Not applicable
Class 529-A	2,470	964	536	$1,121
Class 529-B	914	93	44	91
Class 529-C	3,159	302	152	317
Class 529-E	300	41	29	60
Class 529-F-1	—	52	29	61
Class R-1	759	76	40	Not applicable
Class R-2	5,123	2,306	346	Not applicable
Class R-3	6,519	1,991	674	Not applicable
Class R-4	3,374	1,233	710	Not applicable
Class R-5	Not applicable	477	536	Not applicable
Class R-6	Not applicable	6	762	Not applicable
Total class-specific expenses	$143,454	$61,238	$7,363	$1,650

Trustees’ and advisory board’s deferred compensation — Independent trustees and advisory board members may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other American Funds. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees’ and advisory board’s compensation of $1,648,000, shown on the accompanying financial statements, includes $1,585,000 in current fees (either paid in cash or deferred) and a net increase of $63,000 in the value of the deferred amounts.

Affiliated officers and trustees — All officers and all interested trustees of the Fund are affiliated with WMC. Officers and interested trustees do not receive compensation directly from the Fund.
7. Capital share transactions

Capital share transactions in the Fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended April 30, 2012
Class A	3,370,203	118,779	907,536	32,745	(6,272,448)	(221,087)	(1,994,709)	(69,563)
Class B	21,652	771	10,276	375	(406,991)	(14,502)	(375,063)	(13,356)
Class C	247,800	8,813	28,289	1,031	(464,866)	(16,511)	(188,777)	(6,667)
Class F-1	904,939	31,829	51,021	1,842	(542,466)	(19,166)	413,494	14,505
Class F-2	359,105	12,664	16,480	593	(162,851)	(5,726)	212,734	7,531
Class 529-A	186,014	6,544	26,784	967	(131,623)	(4,641)	81,175	2,870
Class 529-B	3,001	106	1,382	50	(42,977)	(1,531)	(38,594)	(1,375)
Class 529-C	48,164	1,702	5,122	186	(45,010)	(1,598)	8,276	290
Class 529-E	9,246	326	1,282	46	(7,475)	(265)	3,053	107
Class 529-F-1	15,744	553	1,580	57	(13,970)	(496)	3,354	114
Class R-1	24,192	851	1,285	47	(23,277)	(832)	2,200	66
Class R-2	175,426	6,220	11,688	426	(239,619)	(8,535)	(52,505)	(1,889)
Class R-3	402,249	14,159	27,856	1,009	(399,339)	(14,105)	30,766	1,063
Class R-4	481,674	16,936	32,790	1,184	(414,077)	(14,685)	100,387	3,435
Class R-5	446,818	15,876	28,656	1,032	(308,613)	(10,944)	166,861	5,964
Class R-6	628,278	21,784	42,251	1,519	(229,135)	(8,008)	441,394	15,295
Total net increase	7,324,505	257,913	1,194,278	43,109	(9,704,737)	(342,632)	(1,185,954)	(41,610)
(decrease)
Year ended April 30, 2011
Class A	2,865,061	108,757	928,726	35,548	(7,066,688)	(272,315)	(3,272,901)	(128,010)
Class B	20,213	771	17,496	677	(515,859)	(19,956)	(478,150)	(18,508)
Class C	196,421	7,528	30,539	1,178	(371,712)	(14,353)	(144,752)	(5,647)
Class F-1	556,359	21,243	42,538	1,631	(560,045)	(21,701)	38,852	1,173
Class F-2	263,570	10,018	10,963	418	(138,781)	(5,284)	135,752	5,152
Class 529-A	148,141	5,653	24,419	935	(111,715)	(4,309)	60,845	2,279
Class 529-B	2,073	80	2,077	80	(46,983)	(1,821)	(42,833)	(1,661)
Class 529-C	36,490	1,399	5,070	195	(41,566)	(1,610)	(6)	(16)
Class 529-E	6,911	265	1,209	46	(6,841)	(263)	1,279	48
Class 529-F-1	13,793	522	1,487	57	(11,355)	(425)	3,925	154
Class R-1	19,759	764	1,287	49	(17,317)	(662)	3,729	151
Class R-2	148,851	5,717	12,363	477	(204,924)	(7,939)	(43,710)	(1,745)
Class R-3	253,537	9,668	27,902	1,073	(367,185)	(14,223)	(85,746)	(3,482)
Class R-4	402,289	15,463	30,529	1,170	(330,684)	(12,566)	102,134	4,067
Class R-5	241,982	9,164	25,066	959	(243,889)	(9,292)	23,159	831
Class R-6	474,750	18,062	29,396	1,116	(82,550)	(3,169)	421,596	16,009
Total net increase	5,650,200	215,074	1,191,067	45,609	(10,118,094)	(389,888)	(3,276,827)	(129,205)
(decrease)
*Includes exchanges between share classes of the Fund.

8. Investment transactions

The Fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $11,214,493,000 and $13,012,874,000, respectively, during the year ended April 30, 2012.

Financial highlights
		Income (loss) from investment operations1			Dividends and distributions
											Ratio of	Ratio of
			Net gains								expenses to	expenses to
	Net asset		(losses) on		Dividends	Distributions	Total			Net assets,	average net	average net	Ratio
	value,	Net	securities	Total from	(from net	(from	dividends	Net asset		end of	assets before	assets after	of net income
	beginning	investment	(both realized	investment	investment	capital	and	value, end	Total	period	reimbursements/	reimbursements/	to average
	of period	income	and unrealized)	operations	income)	gains)	distributions	of period	return2,3	(in millions)	waivers	waivers3	net assets3
Class A:
Year ended 4/30/2012	$29.66	$0.68	$0.97	$1.65	($0.70)	$ —	($0.70)	$30.61	5.83%	$40,566	0.62%	0.62%	2.39%
Year ended 4/30/2011	25.84	0.70	3.80	4.50	-0.68	—	-0.68	29.66	17.77	41,375	0.63	0.63	2.67
Year ended 4/30/2010	19.81	0.65	6.06	6.71	-0.68	—	-0.68	25.84	34.29	39,349	0.70	0.70	2.80
Year ended 4/30/2009	31.92	0.64	-11.53	-10.89	-0.72	-0.50	-1.22	19.81	-34.50	34,012	0.67	0.65	2.60
Year ended 4/30/2008	36.55	0.71	-2.68	-1.97	-0.72	-1.94	-2.66	31.92	-5.78	60,782	0.60	0.58	2.02
Class B:
Year ended 4/30/2012	29.45	0.47	0.97	1.44	-0.47	—	-0.47	30.42	5.06	511	1.38	1.38	1.68
Year ended 4/30/2011	25.66	0.51	3.75	4.26	-0.47	—	-0.47	29.45	16.88	889	1.39	1.39	1.98
Year ended 4/30/2010	19.67	0.48	6.01	6.49	-0.50	—	-0.50	25.66	33.31	1,249	1.46	1.46	2.07
Year ended 4/30/2009	31.71	0.45	-11.46	-11.01	-0.53	-0.50	-1.03	19.67	-35.01	1,389	1.42	1.40	1.85
Year ended 4/30/2008	36.33	0.44	-2.67	-2.23	-0.45	-1.94	-2.39	31.71	-6.51	2,726	1.36	1.33	1.27
Class C:
Year ended 4/30/2012	29.37	0.45	0.96	1.41	-0.47	—	-0.47	30.31	4.99	1,794	1.42	1.42	1.60
Year ended 4/30/2011	25.60	0.48	3.76	4.24	-0.47	—	-0.47	29.37	16.82	1,934	1.44	1.44	1.86
Year ended 4/30/2010	19.63	0.46	6.00	6.46	-0.49	—	-0.49	25.60	33.23	1,830	1.50	1.50	2.00
Year ended 4/30/2009	31.65	0.44	-11.44	-11.00	-0.52	-0.50	-1.02	19.63	-35.04	1,613	1.47	1.44	1.80
Year ended 4/30/2008	36.26	0.42	-2.66	-2.24	-0.43	-1.94	-2.37	31.65	-6.54	2,979	1.41	1.38	1.22
Class F-1:
Year ended 4/30/2012	29.59	0.66	0.97	1.63	-0.69	—	-0.69	30.53	5.78	2,575	0.66	0.66	2.34
Year ended 4/30/2011	25.77	0.68	3.81	4.49	-0.67	—	-0.67	29.59	17.79	2,067	0.66	0.66	2.62
Year ended 4/30/2010	19.76	0.64	6.04	6.68	-0.67	—	-0.67	25.77	34.26	1,770	0.71	0.71	2.78
Year ended 4/30/2009	31.85	0.64	-11.51	-10.87	-0.72	-0.50	-1.22	19.76	-34.52	1,506	0.67	0.65	2.59
Year ended 4/30/2008	36.48	0.70	-2.68	-1.98	-0.71	-1.94	-2.65	31.85	-5.82	2,947	0.63	0.61	1.99
Class F-2:
Year ended 4/30/2012	29.66	0.74	0.96	1.70	-0.76	—	-0.76	30.60	6.04	881	0.40	0.40	2.59
Year ended 4/30/2011	25.84	0.74	3.81	4.55	-0.73	—	-0.73	29.66	18.05	630	0.41	0.41	2.83
Year ended 4/30/2010	19.81	0.68	6.09	6.77	-0.74	—	-0.74	25.84	34.65	416	0.46	0.46	2.91
Period from 8/5/2008	29.64	0.46	-9.22	-8.76	-0.57	-0.50	-1.07	19.81	-29.77	147	0.445	0.435	3.105
to 4/30/20094
Class 529-A:
Year ended 4/30/2012	29.62	0.65	0.97	1.62	-0.68	—	-0.68	30.56	5.72	1,262	0.71	0.71	2.30
Year ended 4/30/2011	25.80	0.67	3.81	4.48	-0.66	—	-0.66	29.62	17.73	1,138	0.70	0.70	2.58
Year ended 4/30/2010	19.78	0.63	6.05	6.68	-0.66	—	-0.66	25.80	34.20	932	0.76	0.76	2.71
Year ended 4/30/2009	31.89	0.62	-11.52	-10.90	-0.71	-0.50	-1.21	19.78	-34.57	709	0.73	0.71	2.55
Year ended 4/30/2008	36.51	0.67	-2.66	-1.99	-0.69	-1.94	-2.63	31.89	-5.85	1,089	0.69	0.66	1.93
Class 529-B:
Year ended 4/30/2012	29.48	0.44	0.96	1.40	-0.44	—	-0.44	30.44	4.90	79	1.50	1.50	1.55
Year ended 4/30/2011	25.68	0.48	3.77	4.25	-0.45	—	-0.45	29.48	16.79	117	1.50	1.50	1.85
Year ended 4/30/2010	19.69	0.45	6.02	6.47	-0.48	—	-0.48	25.68	33.15	145	1.56	1.56	1.93
Year ended 4/30/2009	31.74	0.42	-11.47	-11.05	-0.50	-0.50	-1.00	19.69	-35.08	126	1.53	1.51	1.74
Year ended 4/30/2008	36.36	0.39	-2.66	-2.27	-0.41	-1.94	-2.35	31.74	-6.62	204	1.49	1.46	1.13
Class 529-C:
Year ended 4/30/2012	29.46	0.43	0.96	1.39	-0.46	—	-0.46	30.39	4.88	349	1.49	1.49	1.52
Year ended 4/30/2011	25.67	0.47	3.78	4.25	-0.46	—	-0.46	29.46	16.79	330	1.49	1.49	1.80
Year ended 4/30/2010	19.68	0.45	6.02	6.47	-0.48	—	-0.48	25.67	33.19	288	1.55	1.55	1.93
Year ended 4/30/2009	31.73	0.43	-11.47	-11.04	-0.51	-0.50	-1.01	19.68	-35.08	226	1.52	1.50	1.75
Year ended 4/30/2008	36.35	0.39	-2.66	-2.27	-0.41	-1.94	-2.35	31.73	-6.62	361	1.49	1.46	1.13
Class 529-E:
Year ended 4/30/2012	29.50	0.58	0.96	1.54	-0.60	—	-0.60	30.44	5.46	67	0.97	0.97	2.04
Year ended 4/30/2011	25.70	0.60	3.79	4.39	-0.59	—	-0.59	29.50	17.40	62	0.98	0.98	2.30
Year ended 4/30/2010	19.71	0.56	6.03	6.59	-0.60	—	-0.60	25.70	33.80	53	1.05	1.05	2.43
Year ended 4/30/2009	31.77	0.55	-11.48	-10.93	-0.63	-0.50	-1.13	19.71	-34.74	41	1.02	1.00	2.26
Year ended 4/30/2008	36.39	0.57	-2.66	-2.09	-0.59	-1.94	-2.53	31.77	-6.14	60	0.98	0.95	1.64

		Income (loss) from investment operations1			Dividends and distributions
											Ratio of	Ratio of
			Net gains								expenses to	expenses to
	Net asset		(losses) on		Dividends	Distributions	Total			Net assets,	average net	average net	Ratio
	value,	Net	securities	Total from	(from net	(from	dividends	Net asset		end of	assets before	assets after	of net income
	beginning	investment	(both realized	investment	investment	capital	and	value, end	Total	period	reimbursements/	reimbursements/	to average
	of period	income	and unrealized)	operations	income)	gains)	distributions	of period	return2,3	(in millions)	waivers	waivers3	net assets3
Class 529-F-1:
Year ended 4/30/2012	$29.58	$0.71	$0.96	$1.67	($0.74)	$ —	($0.74)	$30.51	5.93%	$69	0.49%	0.49%	2.52%
Year ended 4/30/2011	25.77	0.73	3.79	4.52	-0.71	—	-0.71	29.58	17.96	63	0.48	0.48	2.79
Year ended 4/30/2010	19.76	0.68	6.04	6.72	-0.71	—	-0.71	25.77	34.48	51	0.55	0.55	2.91
Year ended 4/30/2009	31.85	0.67	-11.50	-10.83	-0.76	-0.50	-1.26	19.76	-34.41	35	0.52	0.50	2.77
Year ended 4/30/2008	36.47	0.74	-2.66	-1.92	-0.76	-1.94	-2.70	31.85	-5.65	52	0.48	0.45	2.14
Class R-1:
Year ended 4/30/2012	29.44	0.45	0.96	1.41	-0.48	—	-0.48	30.37	4.97	86	1.40	1.40	1.60
Year ended 4/30/2011	25.65	0.48	3.79	4.27	-0.48	—	-0.48	29.44	16.90	81	1.41	1.41	1.86
Year ended 4/30/2010	19.68	0.46	6.01	6.47	-0.50	—	-0.50	25.65	33.21	67	1.47	1.47	1.98
Year ended 4/30/2009	31.72	0.45	-11.46	-11.01	-0.53	-0.50	-1.03	19.68	-34.99	44	1.43	1.41	1.85
Year ended 4/30/2008	36.33	0.42	-2.66	-2.24	-0.43	-1.94	-2.37	31.72	-6.55	67	1.42	1.40	1.20
Class R-2:
Year ended 4/30/2012	29.36	0.46	0.96	1.42	-0.48	—	-0.48	30.30	5.03	712	1.39	1.39	1.63
Year ended 4/30/2011	25.59	0.49	3.76	4.25	-0.48	—	-0.48	29.36	16.85	745	1.41	1.41	1.89
Year ended 4/30/2010	19.62	0.45	6.01	6.46	-0.49	—	-0.49	25.59	33.23	694	1.52	1.52	1.96
Year ended 4/30/2009	31.64	0.43	-11.44	-11.01	-0.51	-0.50	-1.01	19.62	-35.07	548	1.50	1.48	1.77
Year ended 4/30/2008	36.25	0.41	-2.66	-2.25	-0.42	-1.94	-2.36	31.64	-6.57	865	1.44	1.41	1.19
Class R-3:
Year ended 4/30/2012	29.49	0.58	0.97	1.55	-0.61	—	-0.61	30.43	5.47	1,443	0.96	0.96	2.05
Year ended 4/30/2011	25.69	0.60	3.79	4.39	-0.59	—	-0.59	29.49	17.41	1,367	0.97	0.97	2.33
Year ended 4/30/2010	19.70	0.57	6.02	6.59	-0.60	—	-0.60	25.69	33.85	1,280	1.03	1.03	2.45
Year ended 4/30/2009	31.76	0.56	-11.48	-10.92	-0.64	-0.50	-1.14	19.70	-34.72	1,010	0.97	0.95	2.29
Year ended 4/30/2008	36.38	0.58	-2.67	-2.09	-0.59	-1.94	-2.53	31.76	-6.13	1,827	0.95	0.93	1.67
Class R-4:
Year ended 4/30/2012	29.56	0.67	0.96	1.63	-0.69	—	-0.69	30.50	5.79	1,556	0.65	0.65	2.35
Year ended 4/30/2011	25.76	0.68	3.79	4.47	-0.67	—	-0.67	29.56	17.73	1,407	0.66	0.66	2.61
Year ended 4/30/2010	19.75	0.64	6.04	6.68	-0.67	—	-0.67	25.76	34.29	1,121	0.72	0.72	2.75
Year ended 4/30/2009	31.83	0.63	-11.50	-10.87	-0.71	-0.50	-1.21	19.75	-34.52	782	0.69	0.67	2.59
Year ended 4/30/2008	36.46	0.68	-2.68	-2.00	-0.69	-1.94	-2.63	31.83	-5.87	1,125	0.67	0.65	1.95
Class R-5:
Year ended 4/30/2012	29.66	0.75	0.97	1.72	-0.78	—	-0.78	30.60	6.09	1,236	0.35	0.35	2.65
Year ended 4/30/2011	25.83	0.76	3.82	4.58	-0.75	—	-0.75	29.66	18.14	1,021	0.36	0.36	2.92
Year ended 4/30/2010	19.80	0.72	6.05	6.77	-0.74	—	-0.74	25.83	34.62	868	0.42	0.42	3.08
Year ended 4/30/2009	31.92	0.70	-11.53	-10.83	-0.79	-0.50	-1.29	19.80	-34.31	1,129	0.39	0.37	2.91
Year ended 4/30/2008	36.55	0.78	-2.67	-1.89	-0.80	-1.94	-2.74	31.92	-5.57	1,319	0.37	0.35	2.24
Class R-6:
Year ended 4/30/2012	29.68	0.76	0.97	1.73	-0.79	—	-0.79	30.62	6.14	1,914	0.31	0.31	2.68
Year ended 4/30/2011	25.85	0.77	3.82	4.59	-0.76	—	-0.76	29.68	18.18	1,401	0.31	0.31	2.91
Year ended 4/30/2010	19.95	0.71	5.93	6.64	-0.74	—	-0.74	25.85	33.79	807	0.37	0.37	3.03

				Year ended April 30
				2012		2011		2010		2009		2008
Portfolio turnover rate for all share classes				22%		25%		22%		39%		18%

1 Based on average shares outstanding.
2 Total returns exclude any applicable sales charges, including contingent deferred sales charges.
3 This column reflects the impact, if any, of certain reimbursements/waivers from CRMC and WMC. During some of the periods shown, CRMC and WMC reduced fees for investment advisory services and business management services, respectively. In addition, during some of the periods shown, CRMC paid a portion of the Fund’s transfer agent fees for certain retirement plan share classes.
4 Based on operations for the period shown and, accordingly, is not representative of a full year.
5 Annualized.

See Notes to financial statements
Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Washington Mutual Investors Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Washington Mutual Investors Fund (the "Fund") at April 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
June 11, 2012

Other share class results                                          unaudited
Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended March 31, 2012 (the most recent calendar quarter-end):

			10 years/
	1 year	5 years	Life of class1
Class B shares2
Reflecting applicable contingent deferred sales charge (CDSC), maximum	2.65%	0.29%	3.52%
of 5%, payable only if shares are sold within six years of purchase
Not reflecting CDSC	7.65	0.63	3.52
Class C shares
Reflecting CDSC, maximum of 1%, payable only if shares are sold within	6.62	0.59	3.3
one year of purchase
Not reflecting CDSC	7.62	0.59	3.3
Class F-1 shares3
Not reflecting annual asset-based fee charged by sponsoring firm	8.42	1.37	4.11
Class F-2 shares3 — first sold 8/5/08
Not reflecting annual asset-based fee charged by sponsoring firm	8.75	—	4.56
Class 529-A shares4
Reflecting 5.75% maximum sales charge	2.17	0.13	3.46
Not reflecting maximum sales charge	8.4	1.32	4.08
Class 529-B shares2,4
Reflecting applicable CDSC, maximum of 5%, payable only if shares are	2.56	0.17	3.38
sold within six years of purchase
Not reflecting CDSC	7.56	0.51	3.38
Class 529-C shares4
Reflecting CDSC, maximum of 1%, payable only if shares are sold within	6.54	0.52	3.23
one year of purchase
Not reflecting CDSC	7.54	0.52	3.23
Class 529-E shares3,4	8.1	1.03	3.75
Class 529-F-1 shares3,4 — first sold 9/16/02
Not reflecting annual asset-based fee charged by sponsoring firm	8.65	1.54	6.51
1 Applicable to Class F-2 and 529-F-1 shares only. All other share classes reflect 10-year results.
2 These shares are not available for purchase.
3 These shares are sold without any initial or contingent deferred sales charge.
4 Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

For information regarding the differences among the various share classes, refer to the Fund prospectus.

Expense example                                                 unaudited

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (November 1, 2011, through April 30, 2012).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses paid	Annualized
	Beginning account value 11/1/2011	Ending account value 4/30/2012	during period*	expense ratio
Class A — actual return	$1,000.00	$1,109.00	$3.30	0.63%
Class A — assumed 5% return	1,000.00	1,021.73	3.17	0.63
Class B — actual return	1,000.00	1,104.79	7.22	1.38
Class B — assumed 5% return	1,000.00	1,018.00	6.92	1.38
Class C — actual return	1,000.00	1,104.56	7.43	1.42
Class C — assumed 5% return	1,000.00	1,017.80	7.12	1.42
Class F-1 — actual return	1,000.00	1,108.79	3.46	0.66
Class F-1 — assumed 5% return	1,000.00	1,021.58	3.32	0.66
Class F-2 — actual return	1,000.00	1,109.92	2.1	0.4
Class F-2 — assumed 5% return	1,000.00	1,022.87	2.01	0.4
Class 529-A — actual return	1,000.00	1,108.35	3.72	0.71
Class 529-A — assumed 5% return	1,000.00	1,021.33	3.57	0.71
Class 529-B — actual return	1,000.00	1,104.06	7.85	1.5
Class 529-B — assumed 5% return	1,000.00	1,017.40	7.52	1.5
Class 529-C — actual return	1,000.00	1,103.92	7.79	1.49
Class 529-C — assumed 5% return	1,000.00	1,017.45	7.47	1.49
Class 529-E — actual return	1,000.00	1,107.01	5.08	0.97
Class 529-E — assumed 5% return	1,000.00	1,020.04	4.87	0.97
Class 529-F-1 — actual return	1,000.00	1,109.34	2.57	0.49
Class 529-F-1 — assumed 5% return	1,000.00	1,022.43	2.46	0.49
Class R-1 — actual return	1,000.00	1,104.56	7.33	1.4
Class R-1 — assumed 5% return	1,000.00	1,017.90	7.02	1.4
Class R-2 — actual return	1,000.00	1,104.80	7.22	1.38
Class R-2 — assumed 5% return	1,000.00	1,018.00	6.92	1.38
Class R-3 — actual return	1,000.00	1,107.10	4.98	0.95
Class R-3 — assumed 5% return	1,000.00	1,020.14	4.77	0.95
Class R-4 — actual return	1,000.00	1,108.52	3.36	0.64
Class R-4 — assumed 5% return	1,000.00	1,021.68	3.22	0.64
Class R-5 — actual return	1,000.00	1,110.17	1.84	0.35
Class R-5 — assumed 5% return	1,000.00	1,023.12	1.76	0.35
Class R-6 — actual return	1,000.00	1,110.31	1.63	0.31
Class R-6 — assumed 5% return	1,000.00	1,023.32	1.56	0.31
* The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days  in the period, and divided by 366 (to reflect the one-half year period).

Tax information                                                                  unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The Fund hereby designates the following amounts for the Fund’s fiscal year ended April 30, 2012:

Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$303,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2013, to determine the calendar year amounts to be included on their 2012 tax returns. Shareholders should consult their tax advisers.
Board of trustees and trustees emeritus

Independent trustees
			Number of
			portfolios in
	Year first		Fund complex2
	elected a trustee of		overseen
Name and age	the Fund1	Principal occupation(s) during past five years	by trustee	Other directorships3 held
Nariman Farvardin, 55	2007	Senior Vice President for Academic Affairs & Provost, University of Maryland; former Dean, The A. James Clark School of Engineering, University of Maryland (2007-2011)	3	JPMorgan Value Opportunities Fund

Barbara Hackman Franklin, 72	2005	President and CEO, Barbara Franklin Enterprises (international business and corporate governance consulting); former U.S. Secretary of Commerce (1992–1993)	3	Aetna, Inc.; JPMorgan Value Opportunities Fund

Mary Davis Holt, 61	2010	Partner, Flynn Heath Holt Leadership, LLC (leadership consulting firm); former Chief Operating Officer, Time Life, Inc.	1	None

R. Clark Hooper, 65	2003	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President — Policy and Oversight, National Association of Securities Dealers (NASD) (1970–2003)	56	JPMorgan Value Opportunities Fund; The Swiss Helvetia Fund, Inc.

James C. Miller III, 69	1992	Senior Advisor, Husch Blackwell LLP (economic, financial and regulatory consulting); former Chairman, The CapAnalysis Group, LLC (economic, financial and regulatory consulting); former Director, U.S. Office of Management and Budget (1985–1988)	3	Clean Energy Fuels Corporation; JPMorgan Value Opportunities Fund

Donald L. Nickles, 63	2007	Chairman and CEO, The Nickles Group (consulting and business venture firm); former United States Senator	1	Valero Energy Corporation

William J. Shaw, 66	2009	Chairman of the Board, Marriott Vacations Worldwide;	3	Marriott Vacations Worldwide

J. Knox Singleton, 63 Chairman of the Board (Independent and Non-Executive)	2001	President and CEO, INOVA Health System	3	Healthcare Realty Trust, Inc.; JPMorgan Value Opportunities Fund

Lydia W. Thomas Ph.D., 67	2010	Corporate director; former President and CEO, Noblis, Inc. (nonprofit science, technology and strategy organization)	1	Cabot Corporation; Mueller Water Products, Inc.

Interested trustees4
			Number of
			portfolios in
	Year first elected a		Fund complex2
Name, age and	director or officer of		overseen
position with Fund	the Fund1	Principal occupation(s) during past five years	by director	Other directorships3 held
James H. Lemon, Jr., 76 Vice Chairman of the Board	1971	Chairman of the Board and CEO, The Johnston-Lemon Group, Incorporated (financial services holding company)	3	JPMorgan Value Opportunities Fund

Jeffrey L. Steele, 66 President	2000	President and Director, Washington Management Corporation	3	JPMorgan Value Opportunities Fund

Michael W. Stockton, 45 Senior Vice President and Treasurer	1995	Executive Vice President, Secretary, Treasurer and Director; Washington Management Corporation	1	None

Trustees emeritus
Cyrus A. Ansary	Daniel J. Callahan III	Harry J. Lister	T. Eugene Smith
Fred J. Brinkman	Edward W. Kelley, Jr.	Katherine D. Ortega

The Fund’s statement of additional information includes additional information about the Fund’s trustees and is available without charge upon request by calling American Funds Service Company at 800/421-4225. The address for all trustees, advisory board members and officers of the Fund is
1101 Vermont Avenue, NW, Washington, DC 20005, Attention: Fund Secretary.

Advisory board and other officers

Advisory board members
			Number of
			portfolios in
			Fund complex
			on which
	Year first elected to advisory		advisory board
Name and age	board1	Principal occupation(s) during past five years	member serves	Other directorships3 held
Charles E. Andrews, 60	2012	President, RSM McGladrey, Inc. (professional services); former President, SLM Corporation (education finance)	1	NVR, Inc.

Carrol H. Chandler, 60	2012	Consultant, C2 Consulting; General, United States Air Force (Retired)	1	None

Jeffrey A. Eisenach, 54	2008	Managing Director, Navigant Economics LLC (economic and financial consulting); former Chairman and Managing Partner, Empiris LLC (economic consulting); former Chairman, Criterion Economics, LLC (economic, litigation, regulation and legislation consulting)	1	None

Robert G. Templin, Jr., 64	2008	President, Northern Virginia Community College	1	None

Other officers

Name, age and	Year first elected an officer of
position with Fund	the Fund1	Principal occupation(s) during past five years
Francis Bell VI, 28 Assistant Treasurer	2011	Assistant Treasurer, Washington Management Corporation; former Senior Associate, U.S. Global Investment and Institutional Client Services, T. Rowe Price Group, Inc.

Jennifer L. Butler, 46 Secretary	2005	Vice President and Assistant Secretary, Washington Management Corporation

John Cheshire, 35 Assistant Treasurer	2011	Assistant Vice President and Assistant Treasurer, Washington Management Corporation; former Supervisor of Fund Accounting and Pricing, ICMA — Retirement Corporation

J. Lanier Frank, 51 Assistant Vice President	1997	Assistant Vice President, Washington Management Corporation

Stephanie L. Pfromer, 43 Assistant Secretary	2007	Vice President and General Counsel, Washington Management Corporation

1 Trustees, advisory board members and officers of the Fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Portfolio Series, which is composed of eight funds; American Funds Target Date Retirement Series,® Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.
3 This includes all directorships other than those in the American Funds that are held by each trustee or advisory board member as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the Investment Company Act of 1940, as amended, on the basis of their affiliation with the Fund’s business manager, Washington Management Corporation.

Offices of the Fund and of the

business manager

Washington Management Corporation

1101 Vermont Avenue, NW

Washington, DC 20005-3521

202/842-5665

Investment adviser

Capital Research and

Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618

Transfer agent

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Dechert LLP

1775 I Street, NW

Washington, DC 20006-2401

Independent registered public

accounting firm

PricewaterhouseCoopers LLP

350 South Grand Avenue

Los Angeles, CA 90071-2889

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the Fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

"American Funds Proxy Voting Procedures and Principles" — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The Fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Washington Mutual Investors Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Washington Mutual Investors Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2012, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Capital Group Companies
American FundsCapital Research and ManagementCapital InternationalCapital GuardianCapital Bank and Trust

Lit. No. MFGEAR-901-0612P (S28711)
Printed on paper containing 10% post-consumer waste   Printed with inks containing soy and/or vegetable oil

ITEM 2.  Code of Ethics.

The Registrant has adopted a code of ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 1101 Vermont Avenue, NW, Suite 800, Washington, DC 20005.

ITEM 3.  Audit Committee Financial Expert.

The Registrant’s Board has determined that James C. Miller III,  a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.  There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such.  Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4.  Principal Accountant Fees and Services.

Registrant:
a)	Audit Fees:
2011                      $92,000
            2012                      $84,000
b)	Audit- Related Fees:
2011                      none
            2012                      none
c)	Tax Fees:
            2011                      $12,000
            2012                      $0
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d)	All Other Fees:
                                                        2011                      none
                                                        2012                      none

ITEM 4.  Principal Accountant Fees and Services. (continued)

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a)	Audit Fees:
Not Applicable
b)	Audit- Related Fees:
2011                      none
2012                      none
c)	Tax Fees:
2011                      $27,000
2012                      $48,000
The tax fees consist of consulting services relating to the Registrant’s investments.
d)	All Other Fees:
2011                      $2,000
2012                      $2,000

All audit and permissible non-audit services that the Registrant’s Audit Committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the Committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the business manager, the investment adviser, and any entity controlling, controlled by, or under common control with the business manager or investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the business manager or investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $26,000 for fiscal year 2010 and $41,000 for fiscal year 2011. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5.  Audit Committee of Listed Registrants.

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6.  Schedule of Investments.

The full schedule of investments for the Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a Governance Committee comprised solely of persons who are not considered “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940.  The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees.  While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board.  Such suggestions must be sent in writing to the Governance Committee of the Registrant, c/o the Registrant’s Secretary, and should be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Governance Committee.

ITEM 11.  Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3(c) under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  Exhibits.

(a)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Washington Mutual Investors Fund

By /s/Jeffrey L. Steele
     Jeffrey L. Steele, President and Principal Executive Officer

Date: June 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/Jeffrey L. Steele
Jeffrey L. Steele, President and Principal Executive Officer

Date: June 27, 2012

 By /s/Michael W. Stockton
Michael W. Stockton, Principal Financial Officer,
Senior Vice President and Treasurer

Date: June 27, 2012